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                                                         SEC File Nos. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS
                         MainStay Large Cap Growth Fund

                     Supplement dated August 1, 2005 to the
                         Prospectus dated March 31, 2005


     This Supplement updates certain information contained in the above-dated Prospectus (the "Prospectus") of MainStay Large Cap Growth Fund (the "Fund"). You may obtain a copy of the Fund's Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Effective August 1, 2005, New York Life Investment Management LLC (the "Manager"), the manager of the Fund, entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) do not exceed 1.40% for its Class A shares.

     The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.


     The section entitled "Portfolio Holdings Information" on page 33 of the Prospectus is replaced in its entirety as follows:

          "A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Fund's quarterly holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q."

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     The following disclosure is added to the section entitled "Know With Whom
You're Investing" on page 36 of the Prospectus as the last paragraph under the sub-heading "Who Runs the Funds' Day-to-Day Business?" as follows:

          "Effective August 1, 2005, pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") is expected to provide sub-administration and sub-accounting services for the Fund. These services will include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT will be compensated by NYLIM."


           - Please Retain This Supplement For Your Future Reference -


                                                                   MSLG16b-07/05